UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2015 (July 2, 2015)

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5975	61-0647538
(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY	40202
(Address of Principal Executive Offices)	(Zip Code)

502-580-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The Merger Agreement

Humana Inc. (“Humana” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 2, 2015, with Aetna Inc. (“Aetna”), Echo Merger Sub, Inc. (“Sub 1”) and Echo Merger Sub, LLC (“Sub 2”), each a wholly-owned subsidiary of Aetna. Under the terms and subject to the conditions set forth in the Merger Agreement, Sub 1 will merge with and into the Company (the “Merger”). In the Merger, each outstanding share of common stock of the Company (“Humana Common Stock”) will be converted into the right to receive (i) 0.8375 shares of common stock of Aetna (“Aetna Common Stock”) (the “Share Consideration”) and (ii) $125 in cash without interest (the “Cash Consideration” and, together with the Share Consideration, the “Merger Consideration”), subject to any required withholding taxes. Immediately after the Merger, the Company (as the surviving corporation in the Merger) will be merged with and into Sub 2, with Sub 2 remaining as the surviving entity of that merger and as a wholly-owned subsidiary of Aetna (the “Surviving Company”). The Surviving Company will be renamed Humana LLC.

The Board of Directors of the Company has unanimously approved the Merger Agreement and the transactions it contemplates (collectively, the “Transaction”).

The Merger Agreement provides that, upon closing of the Transaction, the board of directors of Aetna will be expanded to include four Humana directors who are independent with respect to Aetna and jointly designated by Humana and Aetna. The Merger Agreement also provides that after the closing, Aetna will maintain the corporate headquarters of its Medicare and Medicaid businesses in Louisville, Kentucky, and the Surviving Company will maintain a significant corporate presence in Louisville, Kentucky.

Completion of the Transaction is subject to customary conditions, including (i) the approval and adoption of the Merger Agreement by Humana stockholders, (ii) the approval by Aetna shareholders of the issuance of Aetna Common Stock in the Transaction, (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of necessary approvals under state insurance and healthcare laws and regulations and pursuant to certain licenses of certain of Humana’s subsidiaries (collectively, the “Required Regulatory Approvals”), (iv) the absence of legal restraints and prohibitions on the consummation of the Transaction, (v) the effectiveness of the registration statement in respect of the Aetna Common Stock to be issued in the Transaction, (vi) listing of the Aetna Common Stock to be issued in the Transaction on the New York Stock Exchange, (vii) subject to the relevant standards set forth in the Merger Agreement, the accuracy of the representations and warranties made by each party, (viii) material compliance by each party with its covenants in the Merger Agreement, (viii) no “Company Material Adverse Effect” with respect to Humana and no “Parent Material Adverse Effect” with respect to Aetna, in each case since the execution of and as defined in the Merger Agreement and (ix) the receipt of legal opinions regarding the tax treatment of the Merger and the merger of which Surviving Company is the surviving entity. In addition, Aetna’s obligation to consummate the Transaction is subject to (x) the condition that the Required Regulatory Approvals do not impose any condition that, individually or in the aggregate, would reasonably be expected to have a “Regulatory Material Adverse Effect” (as such term is defined in the Merger Agreement), and (b) the Centers for Medicare & Medicaid Services (“CMS”) has not imposed any sanctions with respect to Humana’s Medicare Advantage business that, individually or in the aggregate, is or would reasonably be expected to be material and adverse to the Company and its subsidiaries, taken as a whole (any such sanction, a “Material CMS Sanction”). The Transaction is not subject to any financing condition.

The Merger Agreement contains customary representations and warranties of Humana and Aetna. The Merger Agreement also contains customary covenants and agreements, including with respect to the operation of the respective businesses of Humana and Aetna and their respective subsidiaries between signing and closing, governmental filings and approvals, financing efforts and cooperation, public disclosures and similar matters.

Each of Humana and Aetna is subject to customary restrictions on its ability to solicit alternative acquisition proposals and to provide information to, or engage in discussions with, third parties regarding such proposals, except under limited circumstances to allow the board of directors of Humana or Aetna (as applicable) to comply with their respective fiduciary duties. Notwithstanding these “no shop” restrictions, prior to receiving their respective stockholder approval, the board of directors of each company may, upon receipt of a superior proposal (as defined in the Merger Agreement) with respect to such company or the occurrence of an intervening event (as defined in the Merger Agreement), change its recommendation that the stockholders of such company approve the adoption of the Merger Agreement or the issuance of Aetna Common Stock in the Transaction, as applicable, subject to complying with certain notice and other procedures set forth in the Merger Agreement, including giving the other party the opportunity to propose changes to the Merger Agreement in response to such superior proposal or intervening event. If the board of directors of either company changes its recommendation of the Transaction in connection with a superior proposal or intervening event, the other party will have the right to terminate the Merger Agreement and receive a termination fee as described below. However, the party whose board of directors changes its recommendation does not have the right to terminate the Merger Agreement in connection with the receipt of a superior proposal or an intervening event. Each of Humana and Aetna may also terminate the Merger Agreement if the other party materially breaches its “no shop” obligations or its obligation to call a stockholders meeting for purposes of obtaining the required stockholder approval.

In addition to the termination rights described above, the Merger Agreement contains certain other termination rights for each of Humana and Aetna, including the right of each party to terminate the Merger Agreement if (i) the Merger is not consummated before June 30, 2016 (the “End Date”), subject to each party’s right to extend the End Date to December 31, 2016 for purposes of obtaining the Required Regulatory Approvals and to address Material CMS Sanctions, (ii) there exists a final and non-appealable order or other legal constraint prohibiting the Transaction, or (iii) stockholders of Humana fail to approve the Merger Agreement or shareholders of Aetna fail to approve the issuance of Aetna Common Stock in the Transaction. In addition, Aetna may terminate the Merger Agreement if CMS has imposed any Material CMS Sanction that is incapable of being cured or has not been cured by the End Date.

The Merger Agreement provides that upon the termination of the Merger Agreement under specified circumstances, including the termination by either party upon the other party’s change of recommendation or material breach of its “no shop” obligations, Humana may be required to pay Aetna a termination fee of $1,314,000,000, and Aetna may be required to pay Humana a termination fee of $1,691,000,000. In addition, Aetna is required to pay Humana a termination fee of $1,000,000,000 if the Merger Agreement is terminated (i) by either party as a result of the failure of the closing to occur on or before the End Date (as it may be extended) or as a result of any final, non-appealable order or other legal constraints relating to the Required Regulatory Approvals prohibiting the Transaction or (ii) by the Company as a result of Aetna’s failure to promptly commence proceedings to contest any order or injunction relating to the Required Regulatory Approvals prohibiting the Transaction, and, at the time of such termination, all of the conditions to Aetna’s obligation to consummate the Transaction have been satisfied, except that the condition relating to the Required Regulatory Approvals has not been satisfied.

The foregoing description of the Merger Agreement and the Transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The representations, warranties and covenants of the parties contained in the Merger Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by confidential disclosures made by the parties to each other in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this report only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties and the Transaction that is or will be contained in, or incorporated by reference into, the joint proxy statement and other documents that Humana and Aetna will file with the SEC in connection with the Transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 2, 2015 among Aetna Inc., Echo Merger Sub, Inc., Echo Merger Sub, LLC and Humana Inc.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction between Aetna and Humana, Aetna and Humana will file relevant materials with the Securities and Exchange Commission (the “SEC”), including an Aetna registration statement on Form S-4 that will include a joint proxy statement of Aetna and Humana that also constitutes a prospectus of Aetna, and a definitive joint proxy statement/prospectus will be mailed to stockholders of Aetna and Humana. INVESTORS AND SECURITY HOLDERS OF AETNA AND HUMANA ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Aetna or Humana through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Aetna will be available free of charge on Aetna’s internet website at http://www.Aetna.com or by contacting Aetna’s Investor Relations Department at 860-273-8204. Copies of the documents filed with the SEC by Humana will be available free of charge on Humana’s internet website at http://www.Humana.com or by contacting Humana’s Investor Relations Department at 502-580-3644.

Aetna, Humana, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Humana is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 18, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on March 6, 2015, and its Current Report on Form 8-K, which was filed with the SEC on April 17, 2015. Information about the directors and executive officers of Aetna is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 3, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on May 19, 2015 and May 26, 2015. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

CAUTIONARY STATEMENT ABOUT FORWARD LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Aetna’s and Humana’s control.

Statements in these materials regarding Aetna and Humana that are forward-looking, including projections as to the anticipated benefits of the pending transaction, increased membership as a result of the pending transaction, the impact of the pending transaction on Aetna’s and Humana’s businesses and share of revenues from government business, the impact of the transaction on Aetna’s and Humana’s operating earnings per share, earnings before interest, taxes, depreciation and amortization (“EBITDA”), revenues and parent cash flows, the synergies from the pending transaction, and the closing date for the pending transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Aetna’s and Humana’s control. In particular, projected financial information for the combined businesses of Aetna and Humana is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of Aetna or Humana. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed acquisition; the risk that a condition to closing of the proposed acquisition may not be satisfied; the risk that a regulatory approval that may be required for the proposed acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated; Aetna’s and Humana’s ability to achieve the synergies and value creation contemplated by the proposed acquisition; Aetna’s ability to promptly and effectively integrate Humana’s businesses; the diversion of management time on acquisition-related issues; unanticipated increases in medical costs (including increased intensity or medical utilization as a result of flu or otherwise; changes in membership mix to higher cost or lower-premium products or membership-adverse selection; medical cost increases resulting from unfavorable changes in contracting or re-contracting with providers (including as a result of provider consolidation and/or integration); and increased pharmacy costs (including in Aetna’s and Humana’s health insurance exchange products)); the profitability of Aetna’s and Humana’s public health insurance exchange products, where membership is higher than Aetna or Humana projected and may have more adverse health status and/or higher medical benefit utilization than Aetna or Humana projected; uncertainty related to Aetna’s and Humana’s accruals for health care reform’s reinsurance, risk adjustment and risk corridor programs (“3R’s”); the implementation of health care reform legislation, including collection of health care reform fees, assessments and taxes through increased premiums; adverse legislative, regulatory and/or judicial changes to or interpretations of existing health care reform legislation and/or regulations (including those relating to minimum MLR rebates); the implementation of health insurance exchanges; Aetna’s and Humana’s ability to offset Medicare Advantage and PDP rate pressures; and changes in Aetna’s and Humana’s future cash requirements, capital requirements, results of operations, financial condition and/or cash flows. Health care reform will continue to significantly impact Aetna’s and Humana’s business operations and financial results, including Aetna’s and Humana’s pricing and medical benefit ratios. Key components of the legislation will continue to be phased in through 2018, and Aetna and Humana will be required to dedicate material resources and incur material expenses during 2015 to implement health care reform. Certain significant parts of the legislation, including aspects of public health insurance exchanges, Medicaid expansion, reinsurance, risk corridor and risk adjustment and the implementation of Medicare Advantage and Part D minimum medical loss ratios (“MLRs”), require further guidance and clarification at the federal level and/or in the form of regulations and actions by state legislatures to implement the law. In addition, pending efforts in the U.S. Congress to amend or restrict funding for various aspects of health care reform, and litigation challenging aspects of the law continue to create additional uncertainty about the ultimate impact of health care reform. As a result, many of the impacts of health care reform will not be known for the next several years. Other important risk factors include: adverse changes in health care reform and/or other federal or state government policies or regulations as a result of health care reform or otherwise (including legislative, judicial or regulatory measures that would affect Aetna’s or Humana’s business model, restrict funding for or amend various aspects of health care reform, limit Aetna’s or Humana’s ability to price for the risk it assumes and/or reflect reasonable costs or profits in its pricing, such as mandated minimum medical benefit ratios, or eliminate or reduce ERISA pre-emption of state laws (increasing Aetna’s or Humana’s potential litigation exposure)); adverse and less predictable economic conditions in the U.S. and abroad (including unanticipated levels of, or increases in the rate of, unemployment); reputational or financial issues arising from Aetna’s and Humana’s social media activities, data security breaches, other cybersecurity risks or other causes; Aetna’s and Humana’s ability to diversify Aetna’s and Humana’s sources of revenue and earnings, transform Aetna’s and Humana’s business model, develop new products and optimize Aetna’s and Humana’s business platforms; adverse changes in size, product or geographic mix or medical cost experience of membership; managing executive succession and key talent retention, recruitment and development; failure to achieve and/or delays in achieving desired rate increases and/or profitable membership growth due to regulatory review or other regulatory restrictions, the difficult economy and/or significant competition, especially in key geographic areas where membership is concentrated, including successful protests of business awarded to Aetna or Humana; failure to adequately implement health care reform; the outcome of various litigation and regulatory matters, including audits, challenges to Aetna’s and Humana’s minimum MLR rebate methodology and/or reports, guaranty fund assessments, intellectual property litigation and litigation concerning, and ongoing reviews by various regulatory authorities of, certain of Aetna’s and Humana’s payment practices with respect to out-of-network providers and/or life insurance policies; Aetna’s and Humana’s ability to integrate, simplify, and enhance Aetna’s and Humana’s existing products, processes and information technology systems and platforms to keep pace with changing customer and regulatory needs; Aetna’s and Humana’s ability to manage health care and other benefit costs; Aetna’s ability to successfully integrate Aetna’s businesses (including Humana, Coventry, bswift LLC and other businesses Aetna may acquire in the future) and implement multiple strategic and operational initiatives simultaneously; adverse program, pricing, funding or audit actions by federal or state government payors, including as a result of sequestration and/or curtailment or elimination of the Centers for Medicare & Medicaid Services’ star rating bonus payments; Aetna’s and Humana’s ability to reduce administrative expenses while maintaining targeted levels of service and operating performance; failure by a service provider to meet its obligations to us; Aetna’s and Humana’s ability to develop and maintain relationships (including collaborative risk-sharing agreements) with providers while taking actions to reduce medical costs and/or expand the services Aetna and Humana offers; Aetna’s and Humana’s ability to demonstrate that Aetna’s and Humana’s products and processes lead to access to quality affordable care by Aetna’s and Humana’s members; Aetna’s and Humana’s ability to maintain Aetna’s and Humana’s relationships with third-party brokers, consultants and agents who sell Aetna’s and Humana’s products; increases in medical costs or Group Insurance claims resulting from any epidemics, acts of terrorism or other extreme events; changes in medical cost estimates due to the necessary extensive judgment that is used in the medical cost estimation process, the considerable variability inherent in such estimates, and the sensitivity of such estimates to changes in medical claims payment patterns and changes in medical cost trends; a downgrade in Aetna’s or Humana’s financial ratings; and adverse impacts from any failure to raise the U.S. Federal government’s debt ceiling or any sustained U.S. Federal government shut down. For more discussion of important risk factors that may materially affect Aetna, please see the risk factors contained in Aetna’s 2014 Annual Report on Form 10-K (“Aetna’s 2014 Annual Report”) on file with the Securities and Exchange Commission (“SEC”). You should also read Aetna’s 2014 Annual Report and Aetna’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, on file with the SEC, for a discussion of Aetna’s historical results of operations and financial condition. For more discussion of important risk factors that may materially affect Humana, please see the risk factors contained in Humana’s 2014 Annual Report on Form 10-K (“Humana 2014 Annual Report”) on file with the SEC. You should also read Humana’s 2014 Annual Report and Humana’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, on file with the SEC, for a discussion of Humana’s historical results of operations and financial condition.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Aetna or Humana. Neither Aetna nor Humana assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
	Name:	Cynthia H. Zipperle
	Title:	Vice President, Chief Accounting Officer and Controller

Dated:     July 7, 2015

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 2, 2015 among Aetna Inc., Echo Merger Sub, Inc., Echo Merger Sub, LLC and Humana Inc.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

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